UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 23, 2018

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(A) of the Exchange Act. [ ]

Item 1.01	Entry into a Material Definitive Agreement.

On May 23, 2018, Pike County Light & Power Company (“Pike”), a wholly-owned subsidiary of Corning Natural Gas Holding Corporation (the “Holding Company”), entered into a Credit Agreement with M&T Bank. Material terms of the Credit Agreement, Demand Note, and the General Security Agreement covering Pike’s personal property and fixtures are described below and the information set forth under “Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 23, 2018, Pike refinanced its outstanding loan with M&T Bank and entered into a $600,000 Demand Note. Substantially all of the $11,200,000 facility was disbursed at closing to pay in full the previously outstanding loans. Certain terms of the new facility are described below.

The Credit Agreement (the “Credit Agreement”), dated May 23, 2018, between Pike and M&T Bank, a New York banking corporation (sometimes referred to as “Lender”), contains various affirmative and negative covenants of Pike including, among others, a Total Funded Debt to EBITDA (as such terms are defined in the Credit Agreement) ratio of not greater than 3.75 to 1.0, measured quarterly based on the Pike’s trailing twelve month operating performance and fiscal quarterly financial statements, a minimum Cash Flow Coverage (as defined in the Credit Agreement) of not less than 1.10 to 1.0, measured quarterly based on Pike’s trailing twelve month operating performance and fiscal quarterly financial statements, compliance and financial statement requirements, and prohibitions on any sale of all or substantially all of its assets, acquisitions of substantially all the asset of any other entity, doing business under any assumed name, material changes to its business, purposes, structure or operations which could materially adversely affect Pike, or any merger, consolidation or other similar transaction. Events of default which permit the Lender to exercise its remedies, including immediate acceleration of the principal and interest on any loans outstanding to Pike, and termination of the Lender’s obligation to make any additional advances under any multiple disbursement note include, without limitation: default in the payment of principal or interest on the loans under the Credit Agreement, default in any other obligation of Pike which results in the acceleration of that obligation, failure to timely deliver financial statements, failure to pay taxes prior to the date penalties attach thereto, various failures by any pension plan maintained by Pike to comply with applicable law or any underfunding which the Lender determines may have a material adverse effect on Pike’s ability to repay its debts, entry of any judgments or order of any court or governmental entity against Pike, and various bankruptcy and insolvency events. In addition, additional events of default under the Credit Agreement include: any adverse change in Pike, its business, assets, operations, affairs or condition which the Lender determines will have a material adverse effect on Pike, its business, assets, operation or condition (financial or otherwise) or on its ability to repay its debts, and at any time the Lender in good faith deems itself insecure with respect to payment of Pike’s obligations to it or other performance of such obligations.

The $11,200,000 Term Note, issued by Pike pursuant to the Credit Agreement is payable interest only for the first twelve monthly installments beginning on June 23, 2018, followed by 119 consecutive monthly payments of $118,762.57 plus accrued interest, and with a final payment of unpaid principal and interest on the maturity date, May 23, 2028. Interest on amounts outstanding are payable annually at 4.92%. Principal may be prepaid in whole or in part subject to a prepayment premium calculated based on any reduction in yield and any LIBOR breakage costs. Events of default under the Term Note which would entitle M&T Bank to accelerate the payment of the Term Note are comparable to those under the Credit Agreement. The full amount of the $11,200,000 Term Note was advanced to pay off the January 23, 2018 loans from M&T Bank.

The General Security Agreement, dated May 23, 2018, from Pike to M&T Bank (the “Security Agreement”), secures all obligations of Pike to M&T Bank including, without limitation, principal and interest on the Term Note and any fees and charges. The security interest granted under the Security Agreement covers all personal property of Pike including, among other things, accounts, deposit accounts, general intangibles, inventory, and all fixtures, including, among other things, pipelines, easements, rights of way and compressors in Pike’s distribution system. The Security Agreement contains various representations, warranties, covenants and agreements customary in security agreements and various events of default substantially similar to those in the Credit Agreement with remedies under the New York Uniform Commercial Code and the Security Agreement.

The Credit Agreement, the Term Note, Continuing Guaranty and the General Security Agreement described above are filed as exhibits to this Current Report on Form 8-K. The descriptions are qualified in their entirety by reference to the full text of such documents.

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1 Replacement Credit Agreement, dated May 23, 2018, between Pike Light & Power Company and M&T Bank.

Exhibit 10.2 Replacement Term Note, dated May 23, 2018, from Pike Light & Power Company to M&T Bank in the initial principal amount of $11,200,000.

Exhibit 10.3 Continuing Guaranty, dated May 23, 2018, between Pike Light & Power Company and M&T Bank.

Exhibit 10.4 General Security Agreement, dated May 23, 2018, between Pike Light & Power Company and to M&T Bank.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

By: /s/ Firouzeh Sarhangi

Chief Financial Officer

Dated: May 25, 2018

INDEX TO EXHIBITS

Form 8-K of Corning Natural Gas Holding Corporation

Exhibit 10.1	Replacement Credit Agreement, dated May 23, 2018,
	between Pike Light & Power Company and M&T Bank.	Filed herewith

Exhibit 10.2	Term Note, dated May 23, 2018, from Pike Light & Power Company to M&T Bank in the initial principal
	amount of $11,200,000.	Filed herewith

Exhibit 10.3	Continuing Guaranty, dated May 23, 2018, between
	Pike Light & Power Company and M&T Bank.	Filed herewith

Exhibit 10.4	General Security Agreement, dated May 23, 2018,
between Pike Light & Power Company and to M&T
	Bank.	Filed herewith